Exhibit 99.03

October 3, 2012

Mr. James McGill
Chairman
MacroSolve, Inc.
1717 S Boulder Ave #700
Tulsa OK 74119

Re: Resignation

Dear Mr. McGill:

I am hereby resigning from the MacroSolve, Inc. Board of Directors effective immediately.

I wish MacroSolve every success in the future.

Sincerely,

/s/ Steve Signoff
Mr. Steve Signoff